Exhibit 10.2
AMENDMENT NUMBER ONE TO
CHANGE IN CONTROL SEVERANCE AGREEMENT
This Amendment to the Change in Control Severance Agreement (“Amendment”) is made and entered into as of the 25th day of July, 2017, by and between COUSINS PROPERTIES INCORPORATED, a Georgia corporation (the “Company”), and PAMELA F. ROPER, an individual resident of Georgia (“Executive”).

WHEREAS, Company and Executive entered into a Change in Control Severance Agreement dated as of October 1, 2012 (as amended, the “Agreement”); and

WHEREAS, the Company has determined that its recent business operations and current strategy are focused on office properties, with other product types being limited to opportunistic investments, and the Company desires to revise the definition of Company Business in the Agreement to reflect the narrower operational and strategic focus; and

WHEREAS, the Company and Executive mutually desire to amend the Agreement to reflect Executive’s election to Executive Vice President, General Counsel and Corporate Secretary of the Company; and

NOW, THEREFORE, in consideration of Executive’s continued employment with the Company, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.Section 1(a) of Exhibit A of the Agreement (form of Protective Agreement) is hereby deleted in its entirety, and the following is substituted in lieu thereof:

“(a)    ‘Company’s Business’ shall mean the business of the development, acquisition, financing, management, leasing and sale of commercial office properties.”

2.    Section 2.1(i) of the Agreement is hereby amended to delete the first sentence and to substitute in lieu thereof the following: “The Company shall pay Executive an amount equal to two (2) times the sum of (a) Executive’s Annual Base Salary plus (b) Executive’s Average Bonus.

3.This Amendment shall be effective as of the date set forth above. Except as amended herein, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company and Executive have executed this Amendment as of the date set forth above.
“Company”
COUSINS PROPERTIES INCORPORATED,
a Georgia corporation

By:
Lawrence L. Gellerstedt, III
Chief Executive Officer

EXECUTIVE

PAMELA F. ROPER,
an individual resident of Georgia